UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported): April 14, 2003

StorageNetworks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Commission File number 0-30905

Delaware	04-3436145
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

225 Wyman Street, Waltham, Massachusetts 02451

(Address of principal executive offices, with zip code)

(781) 622-6700

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release, dated April 14, 2003, announcing the financial results of StorageNetworks, Inc. for the quarter ended March 31, 2003

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On April 14, 2003, StorageNetworks, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2003	STORAGENETWORKS, INC.

:	By:	/s/ SCOTT J. DUSSAULT
Scott J. Dussault Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press release, dated April 14, 2003, announcing the financial results of StorageNetworks, Inc. for the quarter ended March 31, 2003